UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2012

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ONCOLOGIX TECH, INC

(Exact name of registrant as specified in its charter)

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Nevada	000-15482	86-1006416
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

PO Box 8832 Grand Rapids, MI 49518-8832
(Address of Principal Executive Offices) (Zip Code)

(616) 977-9933
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

On October 16, 2012, the Company sold 1,000,000 shares of its common stock to a non-related accredited investor at $0.02 per share. The sale resulted in gross proceeds to the Company of $20,000. These shares are exempt from registration pursuant to SEC Regulation D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 ONCOLOGIX TECH, INC.

Date: October 17, 2012	Oncologix Tech, Inc.
	By	/s/ Anthony Silverman
Name: Anthony Silverman Title: President

Date: October 17, 2012	Oncologix Tech, Inc.
	By	/s/ Michael A. Kramarz
Name: Michael A. Kramarz Title: Chief Financial Officer